===============================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report (Date of Earliest
                         Event Reported: June 15, 2000



                              KINETIKS.COM, INC.
                              ------------------
            (Exact Name of registrant as specified in its charter)




          DELAWARE                      0-27418                 76-0478045
          --------                      -------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)         Identification No.)




          10055 Westmoor Drive
             Westminster, CO                                        80021
             ---------------                                        -----
(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code:        (303) 543-1408
                                                   ----------------------------



===============================================================================

ITEM 5.  OTHER EVENTS

         On June 15, 2000, Jon V. Ludwig, the President and Chief Executive Officer of the Company, surrendered 250,000 shares of preferred stock of the Company, $.001 par value per share (the "Preferred Stock") for cancellation by the Company. Mr. Ludwig was the only holder of the Preferred Stock prior to the surrender of the shares. The Preferred Stock entitled Mr. Ludwig to 50 votes for each share of Preferred Stock held by him. Mr. Ludwig received no consideration in connection with the cancellation of the Preferred Stock.

                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             KINETIKS.COM, INC.



                                             By: /s/ Paul Thomas
                                             ----------------------------------
                                                     Paul Thomas
                                                     Chief Financial Officer


Dated: June 30, 2000